Investment Securities - Changes in Credit Losses on Debt Securities Excluding Perpetual Preferred Securities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Credit Losses on Debt Securities [RollForward]
Balance at beginning of period	$ 116	$ 134	$ 298
Credit losses on securities not previously considered other-than-temporarily impaired			6
Decreases in expected cash flows on securities for which other-than-temporary impairment was previously recognized	3	14	41
Total other-than-temporary impairment on debt securities	3	14	47
Increases in expected cash flows	(5)	(2)	(15)
Realized losses	(13)	(23)	(39)
Credit losses on security sales and securities expected to be sold		(7)	(157)
Balance at end of period	$ 101	$ 116	$ 134